                                    EXHIBIT 1


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D filed herewith, relating to the common stock, $0.01 par value, of Motient Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement.

Date: June 7, 2002

HIGHLAND CAPITAL MANAGEMENT, L.P., A DELAWARE LIMITED PARTNERSHIP


                                    By:  Strand Advisors, Inc., a Delaware
                                    corporation, its general partner


                                    By:      /s/ James Dondero
                                       -----------------------------------------
                                    Name:    James Dondero
                                    Title:   President

                                    STRAND ADVISORS, INC., A DELAWARE
                                    CORPORATION


                                    By:      /s/ James Dondero
                                       -----------------------------------------
                                    Name:    James Dondero
                                    Title:   President



                                    By:      /s/ James Dondero
                                       -----------------------------------------
                                    James, Dondero

                                    PROSPECT STREET HIGH INCOME PORTFOLIO,
                                    INC., A MARYLAND CORPORATION


                                    By:      /s/ Joseph Daugherty
                                       -----------------------------------------
                                    Name:    Joseph Daugherty
                                    Title:   Senior Vice President

                                    PROSPECT STREET INCOME SHARES INC., A
                                    MARYLAND CORPORATION


                                    By:      /s/ Joseph Daugherty
                                       -----------------------------------------
                                    Name:    Joseph Daugherty
                                    Title:   Senior Vice President



                                    20 of 21

                                    HIGHLAND LEGACY, LIMITED, A CAYMAN
                                    ISLANDS LIMITED PARTNERSHIP

                                    By:  Highland Capital Management, L.P., a
                                    Delaware limited partnership and its
                                    collateral manager

                                    By:  Strand Advisors, Inc., a Delaware
                                    corporation, Highland Capital Management,
                                    L.P.'s general partner


                                    By:      /s/ James Dondero
                                       -----------------------------------------
                                    Name:    James Dondero
                                    Title:   President


                                    PAM CAPITAL FUNDING, L.P., A CAYMAN
                                    ISLANDS LIMITED PARTNERSHIP

                                    By:  Highland Capital Management, L.P., a
                                    Delaware limited partnership and its
                                    collateral manager

                                    By:  Strand Advisors, Inc., a Delaware
                                    corporation, Highland Capital Management,
                                    L.P.'s general partner


                                    By:      /s/ James Dondero
                                       -----------------------------------------
                                    Name:    James Dondero
                                    Title:   President


                                    PAMCO CAYMAN, LIMITED, A CAYMAN
                                    ISLANDS LIMITED PARTNERSHIP

                                    By:  Highland Capital Management, L.P., a
                                    Delaware limited partnership and its
                                    collateral manager

                                    By:  Strand Advisors, Inc., a Delaware
                                    corporation, Highland Capital Management,
                                    L.P.'s general partner


                                    By:      /s/ James Dondero
                                       -----------------------------------------
                                    Name:    James Dondero
                                    Title:   President



                                    21 of 21